UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 10, 2011

ALLIED HEALTHCARE PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19266	25-1370721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1720 Sublette Avenue, St. Louis, Missouri (Address of principal executive offices)	63110 (Zip Code)

Registrant’s telephone number, including area code
(314) 771-2400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Allied Healthcare Products, Inc. (the “Company”) was held on November 10, 2011. Proxies were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934.  There was no solicitation in opposition to management’s nominees for Directors.  The voting results are noted below.

ELECTION OF DIRECTORS

All nominees for Directors were elected with the following votes cast:

	For	Withheld	Broker Non-Votes

Judith T. Graves	6,844,873	11,252	NA
Joseph E. Root	6,845,523	10,602	NA
William A. Peck	6,840,808	15,317	NA
Earl R. Refsland	6,839,408	16,717	NA
John D. Weil	6,813,557	42,568	NA

PROPOSAL A

Proposal A, concerning the ratification of the appointment of RubinBrown LLP as the Company's independent registered public accounting firm for fiscal 2012 was approved by the stockholders with the following votes cast:

For	Against	Abstain	Broker Non-Votes
7,877,838	7,116	5,635	NA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIED HEALTHCARE PRODUCTS, INC.

Date: November 10, 2011	By:	/s/ Daniel C. Dunn
Daniel C. Dunn
Chief Financial Officer